Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT



         We consent to the incorporation by reference in this Registration Statement of Symmetricom, Inc. on Form S-8 of our report dated July 31, 2000 (August 18, 2000 as to Note N) appearing in the Annual Report on Form 10-K of Symmetricom, Inc. for the year ended June 30, 2000.




                                               /S/ DELOITTE & TOUCHE LLP
                                           -------------------------------------
                                                  Deloitte & Touche LLP

San Jose, California
January 2, 2001